Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

17. Subsequent Events

On October 10, 2021, the Company issued 62,500 shares of common stock at $0.35 per share. On October 25, 2021 the Company issued 543,000 and 270,000 shares of common stock at $0.50 and $0.52 per share, respectively. These issuances were in exchange for services.

From October 10, 2021 to October 26, 2021, convertible note holders converted their notes into 24,614,500 shares of common stock at $0.20 per share. These conversions were associated with the Initial Convertible Term Note and Convertible Term Note defined in Note 12.

Between October 14, 2021 and November 3, 2021, the Company issued 13,590,000 shares of common stock at $0.20 per share in order to raise capital.

On October 15, 2021, the Company fully repaid the promissory note that was issued for $1,252,316 payable by the Company to Cryocann as part of the Cryocann Acquisition.

On October 15, 2021, our related party note receivable of $281,771 was relieved through offset of the signing bonus due to Matt Armstrong as part of his employment agreement.

On October 19, 2021, the Company fully repaid the remaining principal balance for the $286,441 note entered into on August 20, 2021.

On October 22, 2021, the Company fully repaid the related party note due to its Chief Executive Officer, Christian Noel.

17. SUBSEQUENT EVENTS

On February 25, 2021, the board of directors determined that further efforts in the strategy to enter the gold exploration business in Colombia were inadvisable due to restricted travel as a result of Covid-19, local pandemic-related restrictions and the demise of our local expert.

On February 25, 2021 the Company entered into a non-binding letter of intent (“LOI”) with CryoCann USA Corporation (“CryoCann”), a California company headquartered in Santa Ana, California, for a proposed asset purchase transaction (the “Proposed Transaction”). CryoCann is a designer and seller of equipment developed on the basis of patented technology for cannabis varieties (including hemp) harvesting, drying, refinement, and extraction. The purchase would include all assets of CryoCann.

On February 26, 2021, Carlos Hernandez Nunez resigned from the board of directors. His resignation was not the result of any disagreements with the Company.

On March 19, 2021, Gary Artmont resigned from the board of directors. His resignation was not the result of any disagreements with the Company.

On March 29, 2021, the Company entered into an employment agreement with Christian Noel effective April 1, 2021, to serve as our Chief Executive Officer, replacing Christopher Hansen, whose term ends on March 31, 2021. Mr. Noel will also serve on the board of directors as a director, replacing Mr. Hernandez.

The Company raised, as of the date of this filing, via a unit offering of convertible notes and warrants, $500,000 to 2 investors. The convertible notes mature on March 31, 2022 and may be prepaid at any after six months. The note holders may convert at any time at a conversion price of $0.20 per share. The warrants expire two years from issuance and are exercisable at a price of $0.40 per share. The offering has been extended to April 15, 2021.